Acquisitions (Notes)	12 Months Ended
Dec. 31, 2019
Business Combinations [Abstract]
Acquisitions	ACQUISITIONS
Pending Transaction with Nutrition & Biosciences, Inc.
On December 15, 2019, the Company entered into definitive agreements with DuPont de Nemours, Inc. (“DuPont”), including an Agreement and Plan of Merger, pursuant to which DuPont will transfer its nutrition and biosciences business to Nutrition & Biosciences, Inc., a Delaware corporation and wholly owned subsidiary of DuPont (“N&B”), and N&B will merge with and into a wholly owned subsidiary of IFF in exchange for a number of shares of IFF common stock, par value $0.125 per share (“IFF Common Stock”) (collectively, the “DuPont N&B Transaction”). In connection with the transaction, DuPont will receive a one-time $7.3 billion special cash payment (the “Special Cash Payment”), subject to certain adjustments. As a result of the DuPont N&B Transaction, holders of DuPont’s common stock will own approximately 55.4% of the outstanding shares of IFF on a fully diluted basis.
Completion of the DuPont N&B Transaction is subject to various closing conditions, including, among other things, (1) approval by IFF’s shareholders of the issuance of IFF Common Stock in connection with the transaction; (2) the effectiveness of the registration statements to be filed with the Securities and Exchange Commission pursuant to the Merger Agreement; and (3) the expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining certain other consents, authorizations, orders or approvals from governmental authorities. We expect that the transaction will close in early 2021.
On December 15, 2019, IFF and N&B entered into a commitment letter which provides $7.5 billion in an aggregate principal amount of senior unsecured bridge term loans (the "Bridge Loans"). On January 17, 2020, N&B entered into a term loan credit agreement providing for unsecured term loan facilities in an aggregate principal amount of $1.25 billion (the “Term Loan Facilities”), which reduced the commitments under the Bridge Loans commitment letter by a corresponding amount. N&B will be the initial borrower under the remaining $6.25 billion tranche of the 364-day senior unsecured bridge facility (the “Bridge Facility”) (or, if applicable, any replacement debt financing), which, together with the Term Loan Facilities, will be used to finance the Special Cash Payment and to pay related fees and expenses. Following the consummation of the merger, all obligations of N&B with respect to the Term Loan Facilities and the Bridge Facility (if any) or, if applicable, the replacement debt financing, will be guaranteed by IFF (or at the election of N&B and IFF, assumed by IFF).
2019 Acquisition Activity
During the second quarter of 2019, the Company acquired the remaining 50% interest in an equity method investee located in Canada. The Company previously held an investment of $33 million in the entity and recognized a gain of approximately $3 million on the transaction representing the adjustment of its historical investment to its fair value. This amount is within Other income, net in the Consolidated Statement of Income and Comprehensive Income. The purchase of the additional interest increased the Company's ownership of the investee to 100%, and the acquired entity is managed under the Taste segment. The purchase price for the remaining 50% was approximately $37 million, including cash and an accrual for the amount expected to be paid in contingent consideration. The Company began to consolidate the results of the acquired entity from the date on which it acquired the remaining 50% interest during the second quarter of 2019. Goodwill of approximately $35 million and intangible assets of $24 million were recorded in connection with the acquisition. The goodwill is not deductible for income tax purposes. The purchase price allocation is preliminary and is expected to be completed within the measurement period.
During the first quarter of 2019, the Company acquired 70% of a company in Europe and increased its ownership of an Asian company from 49% to 60% after receipt of previously pending regulatory approvals. The two acquired entities, which manufacture flavor products, are managed under the Taste segment. The total purchase price for the acquisitions was $52 million, excluding cash acquired and including $19 million of contingent consideration and deferred payments. The preliminary purchase price allocations have been performed and resulted in goodwill of approximately $56 million and intangible assets of $18 million. The purchase price allocations are preliminary and are expected to be completed within the measurement period.
Pro forma information has not been presented as the entities acquired in 2019 are not material.
Frutarom
On October 4, 2018 (the "Closing"), the Company completed its acquisition of 100% of Frutarom Industries Ltd. (“Frutarom”), which was accounted for using the purchase method of accounting in accordance with ASC Topic 805, Business Combinations, with IFF identified as the acquirer.
The Company paid approximately $7,031 million for the acquisition, including $4,289 million in cash and $2,047 million in equity. At the Closing, each issued and outstanding Frutarom ordinary share was exchanged for $71.19 in cash and 0.2490 of a share of the Company's common stock. A portion of Frutarom’s existing debt was repaid concurrent with the Closing. Frutarom's debt, which was not legally assumed by IFF but was paid at Closing, was approximately $695.0 million. This made up the remainder of the purchase consideration. To finance the acquisition, the Company used cash on hand and borrowed approximately $3.3 billion of additional debt, consisting of $2.8 billion of senior unsecured notes, $350.0 million in term loans and $139.5 million of tangible equity units ("TEUs"). See Notes 8 and 9 for further details. The Company issued 14.9 million shares as a portion of the purchase consideration resulting in former Frutarom shareholders holding approximately 14% of the Company's outstanding common stock as of the Closing. Additionally, the Company issued 16,500,000 TEUs in an underwritten public offering for net proceeds of approximately $665.1 million.
Purchase Price Allocation
The Company allocated the purchase consideration to the tangible net assets and identifiable intangible assets acquired based on estimated fair values at the acquisition date, and recorded the excess of consideration over the fair values of net assets acquired as goodwill.
The purchase price allocation was finalized as of the end of the third quarter of 2019 when the Company finalized the valuation of fixed assets, goodwill and intangible assets (trade names, product formulas, customer relationships and favorable/unfavorable leases and the related estimated useful lives). Additionally, in connection with finalizing the purchase price allocation, the Company also finalized the projected combined future tax rate applied to the valuation of assets, which impacted the valuation of goodwill and intangible assets.
The following table summarizes the fair values of the assets acquired and liabilities assumed as of October 4, 2018, showing both the preliminary and final purchase price allocations:

(IN THOUSANDS)	As reported in the fourth quarter of 2018	Measurement period adjustments	Final Purchase Price Allocation
Cash and cash equivalents	$140,747	$—	$140,747
Other current assets	699,627	(25,706)	673,921
Identifiable intangible assets	2,690,000	(21,700)	2,668,300
Other assets	353,710	58,401	412,111
Equity method investments	25,791	10,439	36,230
Current liabilities	(311,325)	(7,190)	(318,515)
Debt assumed	(77,037)	—	(77,037)
Other liabilities	(632,488)	(39,730)	(672,218)
Redeemable noncontrolling interest	(97,510)	(5,392)	(102,902)
Noncontrolling interest	(3,700)	—	(3,700)
Excess attributable to Goodwill	4,243,079	30,878	4,273,957
Total Purchase Consideration	$7,030,894		$7,030,894

The purchase price allocation of the assets and liabilities acquired in the acquisition of Frutarom as reported in the fourth quarter of 2018 was updated during the measurement period ended October 4, 2019 primarily due to: (i) a $19.0 million decrease in inventory, (ii) a $7.4 million decrease in trade receivables, (iii) a $21.7 million decrease in the fair value of identifiable intangible assets (principally customer relationships and product formulas and arising from the updated valuations of fixed assets), (iv) a $58.4 million increase primarily related to property, plant and equipment (related to certain entities), (v) a $10.4 million increase in the fair value of equity method investments, (vi) a $1.5 million increase to the noncurrent portion of earn-outs, (vii) a $14.4 million increase to deferred income tax liabilities, (viii) an $18.9 million increase to reserves for uncertain tax positions, (ix) a $5.0 million increase to environmental remediation liabilities, and (x) a $5.4 million increase to redeemable noncontrolling interest. The cumulative impact of the adjustments resulted in a $30.9 million increase to goodwill.
The measurement period adjustments did not have a material impact on the Company's Net income attributable to IFF stockholders for the year ended December 31, 2019.
The components of acquired intangible assets with finite lives that have been recorded are as follows:

(IN THOUSANDS)	Estimated Amounts	Weighted-Average Useful Life
Product formula	$290,000	10 years
Customer relationships	2,230,000	18 to 20 years
Trade names	140,000	23 years
Favorable/Unfavorable Leases, net	8,300	5 to 15 years
Total	$2,668,300

During 2019, in connection with the determination of the final purchase price allocation, the Company also finalized its determination of the reporting units for the former Frutarom operating segment. The reporting units identified were as follows: (i) Taste; (ii) Savory Solutions; (iii) Inclusions; (iv) Fine Ingredients; and (v) Natural Product Solutions. As part of the reorganization that occurred effective January 1, 2020, the Taste reporting unit was combined with the Legacy IFF Flavor Compounds reporting unit, and the former Frutarom operating segment was largely integrated into the Taste operating segment.
Pro forma financial information
The following unaudited pro forma financial information presents the combined results of operations of IFF and Frutarom as if the acquisition had been completed as of the beginning of the prior fiscal year, or January 1, 2017. The unaudited pro forma financial information is presented for informational purposes and is not indicative of the results of operations that would have been achieved if the acquisition and related borrowings had taken place on January 1, 2017, nor are they indicative of future results. The unaudited pro forma financial information for the year ended December 31, 2018 includes IFF results, including the post-acquisition results of Frutarom, since October 4, 2018, and pre-acquisition results of Frutarom for the period January 1, 2018 through October 3, 2018.
The unaudited pro forma results for the years ended December 31, 2018 and December 31, 2017 is as follows:

	Year Ended December 31,
(IN THOUSANDS)	2018	2017
Unaudited pro forma net sales	$5,135,906	$4,761,115
Unaudited pro forma net income attributable to the Company	474,498	240,784

The unaudited pro forma results for all periods presented include adjustments made to account for certain costs and transactions that would have been incurred had the acquisition been completed as of January 1, 2017, including amortization charges for acquired intangibles assets, adjustments for acquisition transaction costs, adjustments for depreciation expense for property, plant, and equipment, and adjustments to interest expense. These adjustments are net of any applicable tax impact and were included to arrive at the pro forma results above.
TAA
On December 7, 2018, the Company completed the acquisition of 100% of the outstanding shares of The Additive Advantage, LLC ("TAA"), a privately-held manufacturing and licensing company with facilities in North America. The acquisition was accounted for under the purchase method. TAA was acquired to strengthen IFF’s position in delivery capability and technologies, and to advance the R&D delivery platform with printable encapsulation solutions.
The Company paid $14.5 million for this acquisition, which was funded from cash on hand. Additionally, the Company recorded an accrual of $6.9 million representing the current estimate of additional contingent consideration payable to the former owners of TAA determined using the scenario-based method. In addition, as part of the acquisition, the Company assumed a loan of $0.5 million that had been due to the Company from TAA. This amount was included in the purchase consideration.
The purchase consideration was allocated principally to identifiable intangible assets including $11.4 million to In-process research and development ("IPR&D") and approximately $10.4 million to goodwill (which is deductible for tax purposes). IPR&D represents acquired printing technology that had not been completed as of the acquisition date. The fair value of IPR&D was determined using the income approach. IPR&D will be tested for impairment going forward, and will only be amortized once technological feasibility has been established. The rate utilized to discount the net cash flows to their present value reflects the risk associated with the intangible asset and is benchmarked to the cost of equity. Goodwill is the excess of the purchase price over the fair value of net assets acquired and represents the value the Company expects to achieve from applying the technology to the Company’s existing product portfolio.
The purchase price allocation was finalized in the fourth quarter of 2019. The acquisition agreement contains a provision for the payment of certain milestone amounts, which will be expensed as incurred post-acquisition, with a maximum amount that will be paid out of $5.4 million, as they are contingent on continued employment, as well as achievement of milestones related to the IPR&D programs.
No pro forma financial information is presented as the acquisition was not material to the consolidated financial statements.
PowderPure
On April 7, 2017, the Company completed the acquisition of 100% of the outstanding shares of Columbia PhytoTechnology, LLC d/b/a PowderPure ("PowderPure"), a privately-held flavors company with facilities in North America. The acquisition was accounted for under the purchase method. PowderPure was acquired to expand expertise in, and product offerings of, clean label solutions within the Flavors business.
The Company paid approximately $54.6 million including $0.4 million of cash acquired for this acquisition, which was funded from existing resources including use of its Credit Facility. Additionally, the Company recorded an accrual of approximately $1.4 million representing the current estimate of additional contingent consideration payable to the former owners of PowderPure. (The maximum earnout payable is $10 million upon satisfaction of certain performance metrics). The purchase price exceeded the preliminary fair value of existing net assets by approximately $48.0 million. The excess was allocated principally to identifiable intangible assets including approximately $27.5 million to proprietary technology, approximately $4.5 million to trade name and approximately $0.8 million to customer relationships, and approximately $15.2 million of goodwill (which is deductible for tax purposes). Goodwill is the excess of the purchase price over the fair value of net assets acquired and represents the value the Company expects to achieve from its increased exposure to clean label products within the Company's existing Flavors business. The intangible assets are being amortized over the following estimated useful lives: proprietary technology, 14 years; trade name, 14 years; and customer relationships, 2 years.
The purchase price allocation was completed in the first quarter of 2018. No material adjustments were made to the purchase price allocation since the preliminary valuation performed in the second quarter of 2017. The estimated amount of the contingent consideration payable was reduced to zero during 2018 and resulted in a decrease in administrative expense of approximately $1.3 million.
No pro forma financial information for 2017 is presented as the acquisition was not material to the consolidated financial statements.
Fragrance Resources
On January 17, 2017, the Company completed the acquisition of 100% of the outstanding shares of Fragrance Resources, Inc., Fragrance Resources GmbH, and Fragrance Resources SAS (collectively "Fragrance Resources"), a privately-held fragrance company with facilities in Germany, North America, France, and China. The acquisition was accounted for under the purchase method. Fragrance Resources was acquired to strengthen the North American and German Fragrances business.
The Company paid approximately €143.4 million (approximately $151.9 million) including approximately €13.7 million (approximately $14.4 million) of cash acquired for this acquisition, which was funded from existing resources including use of its Credit Facility. Of the total paid, approximately €142.0 million (approximately $150.5 million) was paid at closing and an additional €1.4 million (approximately $1.5 million) was paid in connection with the finalization of the working capital adjustment. The purchase price exceeded the fair value of existing net assets by approximately $122.0 million. The excess was allocated principally to identifiable intangible assets including approximately $51.7 million related to customer relationships, approximately $13.6 million related to proprietary technology and trade name, and approximately $72.0 million of goodwill (which is not deductible for tax purposes) and approximately $15.3 million of net deferred tax liability. Goodwill is the excess of the purchase price over the fair value of net assets acquired and represents synergies from the addition of Fragrance Resources to the Company's existing Fragrances business. The intangible assets are being amortized over the following estimated useful lives: trade name, 2 years; proprietary technology, 5 years; and customer relationships, 12 - 16 years.
The purchase price allocation was finalized in the fourth quarter of 2017. Certain measurement period adjustments were made subsequent to the initial purchase price allocation including adjustments related to the finalization of the purchase price, the allocation of certain intangibles and the calculation of applicable deferred taxes. The additional amortization of intangibles required as a result of the measurement period adjustments was not material.
No pro forma financial information for 2017 is presented as the acquisition was not material to the consolidated financial statements.